Exhibit 99.2

Table 1: PG&E Corporation Business Priorities 2009

• Improve reliability

• Improve safety and human performance

• Deliver on budget, on plan, and on purpose

• Drive customer satisfaction

• Champion effective regulatory and legislative policies

Table 2: Reconciliation of PG&E Corporation’s Earnings from Operations to Consolidated Income Available for Common Shareholders in Accordance with Generally Accepted Accounting Principles (GAAP)
First Quarter, 2009 vs. 2008
(in millions, except per share amounts)

	Three months ended March 31,

	Earnings		Earnings per Common Share (Diluted)
	2009	2008	2009	2008

PG&E Corporation Earnings from Operations (1)	$246	$224	$0.66	$0.62
Items Impacting Comparability (2)
Accelerated work on gas system	(5)	-	(0.01)	-
PG&E Corporation Earnings on a GAAP basis	$241	$224	$0.65	$0.62

1.	“Earnings from operations” is not calculated in accordance with GAAP and excludes items impacting comparability as described in Note (2) below.

2.
Items impacting comparability reconcile earnings from operations with consolidated Income Available for Common Shareholders as reported in accordance with GAAP.  For the three month period ended March 31, 2009, PG&E Corporation recognized $5 million, after-tax, for costs to perform accelerated system-wide gas integrity surveys and associated remedial work.

Table 3: Reconciliation of Pacific Gas and Electric Company’s Earnings from Operations to Consolidated Income Available for Common Shareholders in Accordance with GAAP
First Quarter, 2009 vs. 2008
(in millions)

	Three months ended March 31,

	Earnings
	2009	2008
Pacific Gas and Electric Company Earnings from Operations (1)	$241	$233
Items Impacting Comparability (2)
Accelerated work on gas system	(5)	-
Pacific Gas and Electric Company Earnings on a GAAP basis	$236	$233

1.	“Earnings from operations” is not calculated in accordance with GAAP and excludes items impacting comparability as described in Note (2) below.

2.
Items impacting comparability reconcile earnings from operations with consolidated Income Available for Common Shareholders as reported in accordance with GAAP.  For the three month period ended March 31, 2009, Pacific Gas and Electric Company recognized $5 million, after-tax, for costs to perform accelerated system-wide gas integrity surveys and associated remedial work.

Table 4: PG&E Corporation Earnings per Common Share from Operations
First Quarter, 2009 vs. 2008
($/Share, Diluted)

Q1 2008 EPS from Operations (1)	$0.62

Increase in rate base revenues	0.07
Storm and outage expenses (2)	0.07

Uncollectible expense, net	(0.02)
Increase in shares outstanding	(0.02)
Nuclear refueling outage	(0.01)
Severance	(0.01)
Miscellaneous items	(0.04)
Q1 2009 EPS from Operations (1)	$0.66

1.	See Table 2 for a reconciliation of EPS from operations to EPS on a GAAP basis.

2.	Costs incurred due to storms and outages in 2008 with no similar costs in 2009.

Table 5: PG&E Corporation Share Statistics
First Quarter, 2009 vs. 2008
(shares in millions, except per share amounts)

	First Quarter 2009	First Quarter 2008	% Change
Common Stock Data

Book Value per share – end of period (1)	$25.06	$23.19	8.06%

Weighted average common shares outstanding, basic	364	355	2.54%
Employee share-based compensation	2	1	100%
Weighted average common shares outstanding, diluted	366	356	2.81%
9.5% Convertible Subordinated Notes (participating securities)	17	19	(10.53)%
Weighted average common shares outstanding and participating securities, diluted	383	375	2.13%

1.   Common shareholders’ equity per common share outstanding at period end (includes the effect of participating securities).

Source:  PG&E Corporation’s Condensed Consolidated Financial Statements and the Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2009.

Table 6: Operational Performance Metrics
First Quarter Year-to-Date Actual 2009 vs. Targets 2009

			2009
		Percentage Weight (1)	Q1 YTD Actual	Q1 YTD Target	EOY Target

1.	Earnings From Operations (in millions)	50%	$246	See note (2)	See note (2)

2.	Customer Satisfaction & Brand Health Index (RI)	17.5%	76.7	76.1	76.1

3.	Reliable Energy Delivery	17.5%	1.000	1.000	1.000

4.	Employee Engagement Premier Survey	5%	See note (3)	See note (3)	69.5%

5.	Safety Performance	10%	2.270	2.582	2.755

1.	Represents weighting used in calculating PG&E Corporation Short-Term Incentive Plan performance for management employees.

2.	Internal target not publicly disclosed but is consistent with publicly disclosed guidance for 2009 EPS from operations of $3.15-$3.25.

3.	The Employee Engagement Premier Survey will be administered in December 2009 with results available in February 2010.

DEFINITIONS OF 2009 OPERATIONAL PERFORMANCE METRICS FROM TABLE 6:

1.	Earnings from Operations:

Earnings from operations measures PG&E Corporation’s earnings power from ongoing core operations.  It allows investors to compare the underlying financial performance of the business from one period to another, exclusive of items that management believes do not reflect the normal course of operations (items impacting comparability).  The measurement is not in accordance with GAAP.  For a reconciliation of earnings from operations to earnings in accordance with GAAP, see Tables 2 and 3 above.

The 2009 target for earnings from operations is not publicly reported but is consistent with PG&E Corporation’s publicly disclosed guidance range provided for 2009 EPS from operations of $3.15-$3.25.  For a reconciliation of 2009 EPS guidance on an earnings from operations basis to a GAAP basis, see Table 8.

2.	Customer Satisfaction & Brand Health Index:

The Customer Satisfaction & Brand Health Index is a combination of a Customer Satisfaction Score, which has a 75 percent weighting and a Brand Favorability Score, which has a 25 percent weighting in the composite.  The Customer Satisfaction Score is a measure of overall satisfaction with PG&E’s operational performance in delivering services such as reliability, pricing of services, and customer service experience.  The Brand Favorability Score is a measure of the overall favorability towards the PG&E brand, and measures the emotional connection that customers have with the brand and is based on assessing perceptions regarding PG&E’s images, such as trust, heritage, and social responsibility.  The Brand Favorability Score will measure residential, small business, and medium business customer perceptions, with weightings based on revenue: 60 percent for residential customers and 40 percent for business customers.

3.	Reliable Energy Delivery:

Reliable Energy Delivery Index is a composite of four categories outlined below.  Overall, these metrics provide a balanced view on the number and duration of electric systems unplanned interruptions, the integrity of the gas transmission and distribution system, and performance of the appropriate level of maintenance and focused investment on the system infrastructure.
1. System Average Interruption Frequency Index (SAIFI)
2. Customer Average Interruption Duration Index (CAIDI)
3. Execution of Electric-Based Work Units
4. Gas Transmission and Distribution Integrity

4.	Employee Engagement Premier Survey:

The employee engagement premier survey is designed around 15 key drivers of employee engagement.  The average overall employee engagement score provides a comprehensive metric that is derived by averaging the percent favorable responses from all 40 core survey items (all fall into one of the 15 key drivers).

5.	Safety Performance:

The Occupational Safety & Health Administration (OSHA) Recordable Rate measures the number of OSHA Recordable injuries, illnesses, or exposures that (1) satisfy OSHA requirements for recordability, and (2) occur in the current year.  In general, an injury must result in medical treatment beyond first aid or result in work restrictions, death, or loss of consciousness to be OSHA Recordable.  The rate measures how frequently OSHA Recordable cases occur for every 200,000 hours worked, or for approximately every 100 employees.

Table 7: Pacific Gas and Electric Company Operating Statistics
First Quarter, 2009 vs. 2008

	Three Months Ended March 31,
	2009	2008

Electric Sales (in millions kWh)
Residential	7,670	8,097
Commercial	7,394	8,100
Industrial	3,515	3,649
Agricultural	719	694
BART, public street and highway lighting	205	241
Sales from Energy Deliveries	19,503	20,781

Total Electric Customers at March 31	5,135,745	5,125,986

Bundled Gas Sales (in millions MCF)
Residential	81	89
Commercial	20	24
Total Bundled Gas Sales	101	113
Transportation Only	127	149
Total Gas Sales	228	262

Total Gas Customers at March 31	4,275,340	4,276,096

Sources of Electric Energy (in millions kWh)
Utility Generation
Nuclear	3,191	3,327
Hydro (net)	2,069	2,071
Fossil	573	154
Total Utility Generation	5,833	5,552
Purchased Power
Qualifying Facilities	3,640	4,078
Irrigation Districts	301	252
Other Purchased Power	223	435
Spot Market Purchases/Sales, net	6,062	6,333
Total Purchased Power (1)	10,226	11,098

Delivery from DWR	3,089	3,445

Delivery to Direct Access Customers	1,328	1,509

Other (includes energy loss)	(973)	(823)

Total Electric Energy Delivered	19,503	20,781

Diablo Canyon Performance
Overall capacity factor (including refuelings)	68%	68%
Refueling outage period	1/25/09 - 3/24/09	2/3/08 - 3/31/08
Refueling outage duration during the period (days)	58.0	57.5

1.	For the three months ended March 31, 2009 and 2008, Total Purchased Power is net of Spot Market Sales of 761 million kWh and 659 million kWh, respectively.

Table 8: PG&E Corporation EPS Guidance

2009 EPS Guidance	Low	High
EPS Guidance on an Earnings from Operations Basis	$3.15	$3.25

Estimated Items Impacting Comparability (1)
Tax refunds (2)	0.13	0.16
Recovery of hydro divestiture costs (3)	0.07	0.07
Accelerated work on gas system (4)	(0.15)	(0.12)

Estimated EPS on a GAAP Basis	$3.20	$3.36

2010 EPS Guidance	Low	High
EPS Guidance on an Earnings from Operations Basis	$3.35	$3.50

Estimated Items Impacting Comparability	-	-

Estimated EPS on a GAAP Basis	$3.35	$3.50

2011 EPS Guidance	Low	High
EPS Guidance on an Earnings from Operations Basis	$3.65	$3.85

Estimated Items Impacting Comparability	-	-

Estimated EPS on a GAAP Basis	$3.65	$3.85

1.	Items impacting comparability reconcile earnings from operations with consolidated income available for common shareholders in accordance with GAAP.

2.	Tentative agreement to resolve federal tax refund claims related to tax years 1998 and 1999.

3.	On April 16, 2009, the CPUC authorized recovery of costs incurred in connection with efforts to determine the market value of hydroelectric generation facilities. Amount will be recorded in 2Q 2009.

4.	Forecast costs to perform accelerated system-wide gas integrity surveys and associated remedial work.

Management's statements regarding 2009, 2010, and 2011 guidance for earnings from operations per common share for PG&E Corporation, estimated rate base for 2009, 2010, and 2011 and general sensitivities for 2009, 2010, and 2011 earnings, constitute forward-looking statements that are based on current expectations and assumptions which management believes are reasonable.  These statements and assumptions are necessarily subject to various risks and uncertainties, the realization or resolution of which may be outside management’s control.  Actual results may differ materially.  Factors that could cause actual results to differ materially include:

the Utility’s ability to manage capital expenditures and its operating and maintenance expenses within authorized levels;

the outcome of pending and future regulatory proceedings and whether the Utility is able to timely recover its costs through rates;

the adequacy and price of electricity and natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the electricity and natural gas markets, including the ability of the Utility and its counterparties to post or return collateral;

Table 8 (continued): PG&E Corporation EPS Guidance

the effect of weather, storms, earthquakes, fires, floods, disease, other natural disasters, explosions, accidents, mechanical breakdowns, disruption of information technology and computer systems, acts of terrorism, and other events or hazards on the Utility’s facilities and operations, its customers, and third parties on which the Utility relies;

the potential impacts of climate change on the Utility’s electricity and natural gas businesses;

changes in customer demand for electricity and natural gas resulting from unanticipated population growth or decline, general economic and financial market conditions, changes in technology, including the development of alternative energy sources, or other reasons;

operating performance of the Diablo Canyon Power Plant (“Diablo Canyon”), the availability of nuclear fuel, the occurrence of unplanned outages at Diablo Canyon, or the temporary or permanent cessation of operations at Diablo Canyon;

whether the Utility can maintain the cost savings that it has recognized from operating efficiencies that it has achieved and identify and successfully implement additional sustainable cost-saving measures;

whether the Utility incurs substantial expense to improve the safety and reliability of its electric and natural gas systems;

whether the Utility achieves the CPUC’s energy efficiency targets and recognizes any incentives that the Utility may earn in a timely manner;

the impact of changes in federal or state laws, or their interpretation, on energy policy and the regulation of utilities and their holding companies;

the impact of changing wholesale electric or gas market rules, including new rules of the California Independent System Operator (“CAISO”) to restructure the California wholesale electricity market;

how the CPUC administers the conditions imposed on PG&E Corporation when it became the Utility’s holding company;

the extent to which PG&E Corporation or the Utility incurs costs and liabilities in connection with litigation that are not recoverable through rates, from insurance, or from other third parties;

the ability of PG&E Corporation, the Utility, and counterparties to access capital markets and other sources of credit in a timely manner on acceptable terms, especially given the recent deteriorating conditions in the economy and financial markets;

the impact of environmental laws and regulations and the costs of compliance and remediation;

the effect of municipalization, direct access, community choice aggregation, or other forms of bypass;

the outcome of federal or state tax audits and the impact of changes in federal or state tax laws, policies, or regulations; and

other factors and risks discussed in PG&E Corporation and Pacific Gas and Electric Company’s 2008 Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission.

Table 9: Rate Base - Pacific Gas and Electric Company

	2008	2009	2010	2011
	Recorded	Estimated	Estimated	Estimated
Total Weighted Average Rate Base (in billions)	$18.2	$20.1 - $ 20.3	$22.1 - $ 22.4	$24.3 - $ 25.4

The rate base estimates for 2009, 2010, and 2011 and the forecast of capital expenditures that the estimates are based on are forward-looking statements that are subject to various risks and uncertainties, including whether the amount and timing of actual expenditures are consistent with the forecasted amount and timing.  Actual results may differ materially.  For a discussion of the factors that may affect future results, see Table 8.

Table 10: General Earnings Sensitivities for 2009, 2010, and 2011
PG&E Corporation and Pacific Gas and Electric Company

Variable	Description of Change	Estimated 2009 Earnings Impact	Estimated 2010 Earnings Impact	Estimated 2011 Earnings Impact

Rate base	+/- $100 million change in rate base (1)	+/- $6 million	+/- $6 million	+/- $6 million

Return on equity (ROE)	+/- 0.1% change in allowed ROE	+/- $11 million	+/- $12 million	+/-$13 million

Share count	+/- 1% change in average shares	-/+ $0.03 per share	-/+ $0.03 per share	+/- $.04 per share

Revenues	+/- $7 million change in at-risk revenue (pre-tax), including Electric Transmission and California Gas Transmission	+/- $0.01 per share	+/- $0.01 per share	+/-$.01 per share

1.    Assumes earning an 11.45% combined CPUC and FERC authorized weighted average return on 52% equity portion of capital structure.

These general earnings sensitivities that may affect 2009, 2010, and 2011 earnings are forward-looking statements that are based on various assumptions that may prove to be inaccurate.  Actual results may differ materially.  For a discussion of the factors that may affect future results, see Table 8.

Table 11: Cash Flow Sources and Uses
Year-to-Date 2009
PG&E Corporation Consolidated
(in millions)

Cash and Cash Equivalents, December 31, 2008	$219

Sources of Cash
Cash from operations	$890
Proceeds from sale of assets	2
Decrease in restricted cash	11
Net proceeds from issuance of long-term debt	884
Borrowings of commercial paper, net	96
Common stock issued	96
Other	5
$1,984

Uses of Cash
Capital expenditures	$1,079
Investments in and proceeds from nuclear decommissioning trusts, net	25
Long-term debt matured	600
Energy recovery bonds matured	89
Common stock dividends paid	138
Other	1
$1,932

Cash and Cash Equivalents, March 31, 2009	$271

Source:  PG&E Corporation’s Condensed Consolidated Statement of Cash Flows included in PG&E Corporation and Pacific Gas and Electric Company’s combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2009.

Table 12: PG&E Corporation and Pacific Gas and Electric Company’s Consolidated Cash Position
First Quarter, 2009 vs. 2008
(in millions)

	2009	2008	Change

Cash Flow from Operating Activities (YTD March 31)
PG&E Corporation	$113	$(16)	$129
Pacific Gas and Electric Company	777	1,054	(277)
	$890	$1,038	$(148)

Consolidated Cash Balance (at March 31)
PG&E Corporation	$217	$191	$26
Pacific Gas and Electric Company	54	62	(8)
	$271	$253	$18

Consolidated Restricted Cash Balance (at March 31)
PG&E Corporation	$-	$-	$-
Pacific Gas and Electric Company (1)	1,300	1,305	(5)
	$1,300	$1,305	$(5)

1.	Includes $16 million and $19 million of restricted cash classified as Other Noncurrent Assets – Other in the Condensed Consolidated Balance Sheets at March 31, 2009 and 2008, respectively.

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements included in PG&E Corporation’s and Pacific Gas and Electric Company’s combined Quarterly Report on Form 10-Q for the quarters ended March 31, 2009 and 2008.

Table 13: PG&E Corporation and Pacific Gas and Electric Company’s Long-Term Debt
First Quarter 2009 vs. Year-End 2008
(in millions)

	Balance at
	March 31, 2009	December 31, 2008
PG&E Corporation
Convertible subordinated notes, 9.50%, due 2010	$252	$280
Senior notes, 5.75%, due 2014	350	-
Unamortized discount	(2)	-
Total senior notes	348	-
Total PG&E Corporation long-term debt	600	280
Utility
Senior notes:
3.60% due 2009	-	600
4.20% due 2011	500	500
6.25% due 2013	400	400
4.80% due 2014	1,000	1,000
5.625% due 2017	700	700
8.25% due 2018	800	800
6.05% due 2034	3,000	3,000
5.80% due 2037	700	700
6.35% due 2038	400	400
6.25% due 2039	550	-
Less: current portion	-	(600)
Unamortized discount, net of premium	(28)	(22)
Total senior notes	8,022	7,478
Pollution control bonds:
Series 1996 C, E, F, 1997 B, variable rates(1), due 2026(2)	614	614
Series 1996 A, 5.35%, due 2016	200	200
Series 2004 A-D, 4.75%, due 2023	345	345
Series 2008 A-D, variable rates(3), due 2016 and 2026(4)	309	309
Series 2008 F and G, 3.75%(5), due 2018 and 2026	95	95
Total pollution control bonds	1,563	1,563
Total Utility long-term debt, net of current portion	9,585	9,041
Total consolidated long-term debt, net of current portion	$10,185	$9,321

(1) At March 31, 2009, interest rates on these bonds and the related loans ranged from 0.20% to 0.45%.
(2) Each series of these bonds is supported by a separate letter of credit which expires on February 24, 2012. Although the stated maturity date is 2026, each series will remain outstanding only if the Utility extends or replaces the letter of credit related to the series or otherwise obtains a consent from the issuer to the continuation of the series without a credit facility.

(3) At March 31, 2009, interest rates on these bonds and the related loans ranged from 0.25% to 0.35%.
(4) Each series of these bonds is supported by a separate direct-pay letter of credit which expires on October 29, 2011. The Utility may choose to provide a substitute letter of credit for any series of these bonds, subject to a rating requirement.

(5) These bonds bear interest at 3.75% per year through September 19, 2010, are subject to mandatory tender on September 10, 2010, and may be remarketed in a fixed or variable rate mode.

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company’s combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2009.

Table 14: PG&E Corporation and Pacific Gas and Electric Company Repayment Schedule and Interest Rates - Long-Term Debt and Energy Recovery Bonds as of March 31, 2009
(in millions, except interest rates)
(in

	2009	2010	2011	2012		2013	Thereafter	Total
LONG-TERM DEBT:
PG&E Corporation
Average fixed interest rate	-	9.50%	-	-		-	5.75%	7.32%
Fixed rate obligations	$-	$252	$-	$-		$-	$350	$602
Utility
Average fixed interest rate	-	3.75%	4.20%	-		6.25%	6.01%	5.89%
Fixed rate obligations	$-	$95	$500	-		$400	$7,695	$8,690
Variable interest rate as of March 31, 2009	-	-	0.28%	0.28%		-	-	0.28%
Variable rate obligations	$-	$-	$308 (1)	$614	(2)	$-	$-	$922
Total consolidated long-term debt	$-	$347	$808	$614		$400	$8,045	$10,214

(1)  These bonds, due in 2016-2026, are backed by a direct-pay letter of credit which expires on October 29, 2011. The bonds will be subject to a mandatory redemption unless the letter of credit is extended or replaced or the issuer consents to the continuation of these series without a credit facility. Accordingly, the bonds have been classified for repayment purposes in 2011.

(2)  The $614 million pollution control bonds, due in 2026, are backed by letters of credit which expire on February 24, 2012. The bonds will be subject to a mandatory redemption unless the letters of credit are extended or replaced. Accordingly, the bonds have been classified for repayment purposes in 2012.

ENERGY RECOVERY BONDS (1):	2009	2010	2011	2012	Total
Utility
Average fixed interest rate	4.41%	4.49%	4.59%	4.66%	4.55%
Energy recovery bonds	$ 281	$ 386	$ 404	$ 423	$ 1,494

(1)   These bonds were issued by PG&E Energy Recovery Funding LLC ("PERF"), a wholly owned consolidated subsidiary of Pacific Gas and Electric Company.  The proceeds were used by PERF to purchase from Pacific Gas and Electric Company the right, know as "recovery property," to be paid a specified amount from a dedicated rate component.  While PERF is a wholly owned subsidiary of Pacific Gas and Electric Company, it is legally separate from Pacific Gas and Electric Company.  The assets, including recovery property, of PERF are not available to creditors of PG&E Corporation or Pacific Gas and Electric Company, and recovery property is not legally an asset of PG&E Corporation or Pacific Gas and Electric Company.

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company’s combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2009.

Table 15: Pacific Gas and Electric Company
Docket Numbers of Selected Regulatory Cases

Name	Brief Description	Docket Number

Request for New Generation Offers and Potential New Utility-Owned Generation
Pacific Gas and Electric Company (“Utility”) has developed a shortlist of participants who responded to the Utility’s request for offers (“RFO”) solicitation for 800 to 1,200 megawatts of dispatchable and operationally flexible new generation resources to be on-line no later than May 2015.  The Utility anticipates executing contracts and requesting CPUC approval of the executed contracts in the first half of 2009.
R.06-02-013 A.09-04-001

Energy Efficiency Order Instituting Rulemaking (OIR) Post-2005
CPUC proceeding to establish incentive ratemaking mechanisms applicable to the California investor-owned utilities’ implementation of their 2006-2008 and 2009-2011 energy efficiency program cycles.  Scoping ruling was issued on April 16, 2009 with hearings set to begin May 9, 2009.
R.09-01-019 D.08-12-059

Cost of Capital 2008
CPUC proceeding to establish capital structure and cost of capital for the California investor-owned electric utilities.  The CPUC issued a final decision on December 20, 2007, maintaining the Utility’s authorized ROE at 11.35% and its common equity ratio at 52%.
A.07-05-008 D.07-12-049

Three-Year Cost of Capital Mechanism
On May 29, 2008, the CPUC adopted a uniform three-year cost of capital mechanism to replace the annual cost of capital proceeding.  The Utility’s capital structure, including an equity component of 52%, and its cost of capital, including an 11.35% ROE, is set until 2011 and will only be changed before 2011 if the annual automatic adjustment mechanism established by the CPUC is triggered.
D.08-05-035

Proposed Electric Distribution Reliability Program (Cornerstone Improvement Program)
The Utility has requested the CPUC to authorize $2.1 billion in costs associated with proposed electric distribution reliability capital expenditures and operating and maintenance expense incremental to amounts recovered in the 2007 General Rate Case.  Hearings have been scheduled to begin in August 2009 with a final decision scheduled to be issued in January 2010.
A.08-05-023

Application to Recover Hydroelectric Generation Facility Divestiture Costs
On April 16, 2009, the CPUC authorized the Utility to recover approximately $47 million, including approximately $12 million of interest, of costs incurred in connection with the Utility’s efforts to determine the market value of its hydroelectric generation facilities in 2000 and 2001.
A.08-04-022 D.09-04-033

Table 15 (continued): Pacific Gas and Electric Company
Docket Numbers of Selected Regulatory Cases

Name	Brief Description	Docket Number

SmartGrid OIR	CPUC proceeding to consider the development of Smart Grid technologies in California.	R.08-12-009

Photovoltaic Program
The Utility has requested the CPUC approve a proposal to develop up to 250 MW of Utility-owned renewable generation resources based on solar photovoltaic (“PV”) technology and to execute power purchase agreements for up to 250 MW of PV projects to be developed by independent power producers.
A.09-02-019

Retirement Plan Funding Mechanism
The Utility has requested the CPUC approve a ratemaking mechanism to annually adjust gas and electric revenue requirements outside of the GRC, beginning in 2011, to ensure timely recovery of contributions to the Utility’s retirement plan.
A.09-03-003

SmartMeterTM Program Upgrade Application	On March 12, 2009, the CPUC approved the Utility’s request to upgrade elements of the SmartMeterTM program and to recover additional costs of $466.8 million related to the upgrade program.	A.07-12-009 D.09-03-026

Transmission Owner 11 Rate Case
On April 20, 2009, the Utility requested that the FERC approve an uncontested settlement in the Utility’s TO11 rate case that proposes to set a retail base transmission revenue requirement of $776 million, effective March 1, 2009.
ER08-1318-000

Discussion of these regulatory cases is included in PG&E Corporation and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, and PG&E Corporation and Pacific Gas and Electric Company’s combined Annual Report on Form 10-K for the year ended December 31, 2008.

Table 16: PG&E Corporation
Condensed Consolidated Statements of Income
(in millions, except per share amounts)

	(Unaudited)
	Three Months Ended
	March 31,
	2009	2008
Operating Revenues
Electric	$2,426	$2,514
Natural gas	1,005	1,219
Total operating revenues	3,431	3,733
Operating Expenses
Cost of electricity	883	1,027
Cost of natural gas	557	775
Operating and maintenance	1,059	1,036
Depreciation, amortization, and decommissioning	419	402
Total operating expenses	2,918	3,240
Operating Income	513	493
Interest income	9	26
Interest expense	(181)	(187)
Other income, net	18	5
Income Before Income Taxes	359	337
Income tax provision	115	110
Net Income	244	227
Preferred dividend requirement of subsidiary	3	3
Income Available for Common Shareholders	$241	$224
Weighted Average Common Shares Outstanding, Basic	364	355
Weighted Average Common Shares Outstanding, Diluted	366	356
Net Earnings Per Common Share, Basic	$0.65	$0.62
Net Earnings Per Common Share, Diluted	$0.65	$0.62
Dividends Declared Per Common Share	$0.42	$0.39

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2009.

Table 17: PG&E Corporation
Condensed Consolidated Balance Sheets
(in millions)

	(Unaudited)
	Balance At
	March 31, 2009	December 31, 2008
ASSETS
Current Assets
Cash and cash equivalents	$271	$219
Restricted cash	1,284	1,290
Accounts receivable:
Customers (net of allowance for doubtful accounts of $87 million in 2009 and $76 million in 2008)	1,490	1,751
Accrued unbilled revenue	645	685
Regulatory balancing accounts	1,372	1,197
Inventories:
Gas stored underground and fuel oil	62	232
Materials and supplies	195	191
Income taxes receivable	45	120
Prepaid expenses and other	833	718
Total current assets	6,197	6,403
Property, Plant, and Equipment
Electric	28,730	27,638
Gas	10,241	10,155
Construction work in progress	1,644	2,023
Other	17	17
Total property, plant, and equipment	40,632	39,833
Accumulated depreciation	(13,709)	(13,572)
Net property, plant, and equipment	26,923	26,261
Other Noncurrent Assets
Regulatory assets	6,087	5,996
Nuclear decommissioning funds	1,634	1,718
Other	494	482
Total other noncurrent assets	8,215	8,196
TOTAL ASSETS	$41,335	$40,860

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2009.

Table 17 (continued): PG&E Corporation
Condensed Consolidated Balance Sheets
(in millions, except share amounts)

	(Unaudited)
	Balance At
	March 31, 2009	December 31, 2008
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$385	$287
Long-term debt, classified as current	-	600
Energy recovery bonds, classified as current	374	370
Accounts payable:
Trade creditors	839	1,096
Disputed claims and customer refunds	1,552	1,580
Regulatory balancing accounts	727	730
Other	408	343
Interest payable	778	802
Income taxes payable	134	-
Deferred income taxes	389	251
Other	1,364	1,567
Total current liabilities	6,950	7,626
Noncurrent Liabilities
Long-term debt	10,185	9,321
Energy recovery bonds	1,120	1,213
Regulatory liabilities	3,770	3,657
Pension and other postretirement benefits	2,133	2,088
Asset retirement obligations	1,530	1,684
Income taxes payable	36	35
Deferred income taxes	3,496	3,397
Deferred tax credits	92	94
Other	2,161	2,116
Total noncurrent liabilities	24,523	23,605
Commitments and Contingencies
Shareholders' Equity
Preferred stock, no par value, authorized 80,000,000 shares, $100 par value, authorized 5,000,000 shares, none issued	-	-
Common stock, no par value, authorized 800,000,000 shares, issued 366,336,769 common and 683,656 restricted shares in 2009 and issued 361,059,116 common and 1,287,569 restricted shares in 2008	6,123	5,984
Reinvested earnings	3,701	3,614
Accumulated other comprehensive loss	(214)	(221)
Total shareholders’ equity	9,610	9,377
Non-Controlling Interest – Preferred Stock of Subsidiary	252	252
Total Equity	9,862	9,629
TOTAL LIABILITIES AND EQUITY	$41,335	$40,860

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2009.

Table 18: PG&E Corporation
Condensed Consolidated Statements of Cash Flows
(in millions)

	(Unaudited)
	Three Months Ended
	March 31,
	2009	2008
Cash Flows from Operating Activities
Net income	$244	$227
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, and decommissioning	463	437
Allowance for equity funds used during construction	(25)	(20)
Deferred income taxes and tax credits, net	235	167
Other changes in noncurrent assets and liabilities	(51)	111
Effect of changes in operating assets and liabilities:
Accounts receivable	301	89
Inventories	166	107
Accounts payable	(116)	144
Income taxes receivable/payable	209	(37)
Regulatory balancing accounts, net	(180)	(356)
Other current assets	32	103
Other current liabilities	(390)	68
Other	2	(2)
Net cash provided by operating activities	890	1,038
Cash Flows from Investing Activities
Capital expenditures	(1,079)	(853)
Proceeds from sale of assets	2	6
Decrease in restricted cash	11	2
Proceeds from nuclear decommissioning trust sales	387	164
Purchases of nuclear decommissioning trust investments	(412)	(117)
Other	5	-
Net cash used in investing activities	(1,086)	(798)
Cash Flows from Financing Activities
Net repayments under revolving credit facility	-	(250)
Net issuance (repayments) of commercial paper, net of discount of $2 million in 2009 and $1million in 2008	96	(198)
Proceeds from issuance of long-term debt, net of premium, discount, and issuance costs of $16 million in 2009 and $2 million in 2008	884	598
Long-term debt matured or repurchased	(600)	(300)
Energy recovery bonds matured	(89)	(83)
Common stock issued	96	39
Common stock dividends paid	(138)	(129)
Other	(1)	(9)
Net cash provided by (used in) financing activities	248	(332)
Net change in cash and cash equivalents	52	(92)
Cash and cash equivalents at January 1	219	345
Cash and cash equivalents at March 31	$271	$253

Supplemental disclosures of cash flow information
Cash (paid) received for:
Interest, net of amounts capitalized	$(190)	$(189)
Income taxes, net	294	-
Supplemental disclosures of noncash investing and financing activities
Common stock dividends declared but not yet paid	$154	$139
Capital expenditures financed through accounts payable	235	242
Noncash common stock issuances	33	6

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2009.

Table 19: Pacific Gas and Electric Company
Condensed Consolidated Statements of Income
(in millions)

	(Unaudited)
	Three Months Ended
(in millions)	March 31,
	2009	2008
Operating Revenues
Electric	$2,426	$2,514
Natural gas	1,005	1,219
Total operating revenues	3,431	3,733
Operating Expenses
Cost of electricity	883	1,027
Cost of natural gas	557	775
Operating and maintenance	1,059	1,036
Depreciation, amortization, and decommissioning	419	402
Total operating expenses	2,918	3,240
Operating Income	513	493
Interest income	9	24
Interest expense	(173)	(180)
Other income, net	21	19
Income Before Income Taxes	370	356
Income tax provision	131	120
Net Income	239	236
Preferred dividend requirement	3	3
Income Available for Common Shareholders	$236	$233

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2009.

Table 20: Pacific Gas and Electric Company
Condensed Consolidated Balance Sheets
(in millions)

	(Unaudited)
	Balance At
	March 31, 2009	December 31, 2008
ASSETS
Current Assets
Cash and cash equivalents	$54	$52
Restricted cash	1,284	1,290
Accounts receivable:
Customers (net of allowance for doubtful accounts of $87 million in 2009 and $76 million in 2008)	1,490	1,751
Accrued unbilled revenue	645	685
Related parties	5	2
Regulatory balancing accounts	1,372	1,197
Inventories:
Gas stored underground and fuel oil	62	232
Materials and supplies	195	191
Income taxes receivable	21	25
Prepaid expenses and other	823	705
Total current assets	5,951	6,130
Property, Plant, and Equipment
Electric	28,730	27,638
Gas	10,241	10,155
Construction work in progress	1,644	2,023
Total property, plant, and equipment	40,615	39,816
Accumulated depreciation	(13,693)	(13,557)
Net property, plant, and equipment	26,922	26,259
Other Noncurrent Assets
Regulatory assets	6,087	5,996
Nuclear decommissioning funds	1,634	1,718
Related parties receivable	26	27
Other	423	407
Total other noncurrent assets	8,170	8,148
TOTAL ASSETS	$41,043	$40,537

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2009.

Table 20 (continued): Pacific Gas and Electric Company
Condensed Consolidated Balance Sheets
(in millions, except share amounts)

	(Unaudited)
	Balance At
	March 31, 2009	December 31, 2008
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Short-term borrowings	$385	$287
Long-term debt, classified as current	-	600
Energy recovery bonds, classified as current	374	370
Accounts payable:
Trade creditors	839	1,096
Disputed claims and customer refunds	1,552	1,580
Related parties	19	25
Regulatory balancing accounts	727	730
Other	405	325
Interest payable	771	802
Income tax payable	144	53
Deferred income taxes	396	257
Other	1,169	1,371
Total current liabilities	6,781	7,496
Noncurrent Liabilities
Long-term debt	9,585	9,041
Energy recovery bonds	1,120	1,213
Regulatory liabilities	3,770	3,657
Pension and other postretirement benefits	2,084	2,040
Asset retirement obligations	1,530	1,684
Income taxes payable	12	12
Deferred income taxes	3,546	3,449
Deferred tax credits	92	94
Other	2,119	2,064
Total noncurrent liabilities	23,858	23,254
Commitments and Contingencies
Shareholders’ Equity
Preferred stock without mandatory redemption provisions:
Nonredeemable, 5.00% to 6.00%, outstanding 5,784,825 shares	145	145
Redeemable, 4.36% to 5.00%, outstanding 4,534,958 shares	113	113
Common stock, $5 par value, authorized 800,000,000 shares, issued 264,374,809 shares in 2009 and 2008	1,322	1,322
Additional paid-in capital	2,861	2,331
Reinvested earnings	6,172	6,092
Accumulated other comprehensive loss	(209)	(216)
Total shareholders’ equity	10,404	9,787
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$41,043	$40,537

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2009.

Table 21: Pacific Gas and Electric Company
Condensed Consolidated Statements of Cash Flows
(in millions)

	(Unaudited)
	Three Months Ended
	March 31,
	2009	2008
Cash Flows from Operating Activities
Net income	$239	$236
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, and decommissioning	456	437
Allowance for equity funds used during construction	(25)	(20)
Deferred income taxes and tax credits, net	234	160
Other changes in noncurrent assets and liabilities	(48)	106
Effect of changes in operating assets and liabilities:
Accounts receivable	298	88
Inventories	166	107
Accounts payable	(107)	149
Income taxes receivable/payable	95	(20)
Regulatory balancing accounts, net	(180)	(356)
Other current assets	34	104
Other current liabilities	(386)	65
Other	1	(2)
Net cash provided by operating activities	777	1,054
Cash Flows from Investing Activities
Capital expenditures	(1,079)	(853)
Proceeds from sale of assets	2	6
Decrease in restricted cash	11	2
Proceeds from nuclear decommissioning trust sales	387	164
Purchases of nuclear decommissioning trust investments	(412)	(117)
Net cash used in investing activities	(1,091)	(798)
Cash Flows from Financing Activities
Net repayments under revolving credit facility	-	(250)
Net issuance (repayments) of commercial paper, net of discount of $2 million in 2009 and $1 million in 2008	96	(198)
Proceeds from issuance of long-term debt, net of premium, discount, and issuance costs of $12 million in 2009 and $2 million in 2008	538	598
Long-term debt matured or repurchased	(600)	(300)
Energy recovery bonds matured	(89)	(83)
Preferred stock dividends paid	(3)	(3)
Common stock dividends paid	(156)	(142)
Equity contribution	528	50
Other	2	(7)
Net cash provided by (used in) financing activities	316	(335)
Net change in cash and cash equivalents	2	(79)
Cash and cash equivalents at January 1	52	141
Cash and cash equivalents at March 31	$54	$62

Supplemental disclosures of cash flow information
Cash (paid) received for:
Interest, net of amounts capitalized	$(190)	$(189)
Income taxes, net	163	-
Supplemental disclosures of noncash investing and financing activities
Capital expenditures financed through accounts payable	$235	$242

Source:  PG&E Corporation and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2009.